REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of June 11, 1999, is by and between Base Ten Systems, Inc., a New Jersey corporation
(the "Company") and Almedica International Inc., a Delaware corporation ("Almedica").

         WHEREAS, the Company, Ex-BTS Clinical, Inc., a New Jersey corporation ("BTSC"), Almedica and Almedica Technology Group Inc., a New Jersey corporation ("ATG") are parties to that certain Agreement and Plan of Merger, dated as of June 11, 1999 (the "Merger Agreement"); and

         WHEREAS, unless otherwise defined in this Agreement, capitalized terms used in this Agreement shall have the meanings ascribed to such terms in the Merger Agreement; and

         WHEREAS, the Merger Agreement provides for the merger of BTSC with and into ATG; and

         WHEREAS, the 736 shares of capital stock of ATG issued and outstanding immediately prior to the Effective Time (the "ATG Shares") shall be converted into and exchanged for an aggregate of 3,950,000 shares of Class A Common Stock, par value $1.00 per share, of the Company (the "Base Ten Shares") to Almedica; and

         WHEREAS, the Company desires to grant to Almedica certain registration rights in certain circumstances with respect to such Base Ten Shares (the "Registrable Securities");

         NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties to this Agreement hereby agree as follows:

         1.       Registration Rights.

                  (a) Registration Conditions. Almedica shall not be entitled to any registration rights pursuant to this Agreement until June 12, 2000 and unless a period of 12 months has elapsed since the Closing Date, and the number of the Registrable Securities then beneficially owned by Almedica constitutes 10% or more of the Company's then outstanding Class A Common Stock. The conditions set forth in this Section 1(a) shall be referred to as the "Registration Conditions."

                  (b) Mandatory Registration. Provided that the Registration Conditions have been satisfied, the Company shall, within 45 days following receipt of a written request by Almedica, file a Registration Statement on Form S-3 (if such form is then available for use by the Company, or if such form is not then available for use by the Company, such form as is available to the Company) permitting the registration of all or a portion of the Registrable Securities for resale by Almedica in the manner reasonably designated by Almedica; provided, however, the Company shall not be required to use any form other than a Form S-3 (or such other form) so long as the Company's inability to use a Form S-3 is solely a result of Almedica's breach of Section 7.8 of the Merger Agreement. Almedica shall only be entitled to make one demand pursuant to this Section 1(b), notwithstanding the fact that its one demand may cover only a portion of the Registrable Securities then beneficially owned by Almedica; provided, however, that a demand shall not be treated as a demand unless a registration statement covering all of the shares as to which such demand was made becomes effective for the full period covered by the following sentence. Once effective, the Company shall use commercially reasonable efforts to keep such registration statement continuously effective under the Securities Act of 1933 (the "Securities Act") until the earlier of (i) the date on which all of the Registrable Securities have been sold, or (ii) 360 days after the effectiveness of such registration statement (the "Registration Period").

                  (c) Piggyback Registration. Provided that the Registration Conditions have been satisfied, the Company shall, at least 30 days prior to the filing of any registration statement under the Securities Act (other than a registration statement on Form S-8 or Form S-4 or any comparable or successor forms) relating to the public offering of its Common Stock by the Company or any of its security holders, give written notice of such proposed filing and of the proposed date thereof to Almedica, and if, on or before the 20th day following the date on which such notice is given, the Company shall receive a written request from Almedica requesting that the Company include among the securities covered by such registration statement some or all of the Registrable Securities, the Company shall include such Registrable Securities in such registration statement, if filed, so as to permit such Registrable Securities to be sold or disposed of in the manner and on the terms of the offering thereof set forth in such request. If the managing underwriter advises the Company in writing that the inclusion in such registration of some or all of the Registrable Securities sought to be registered by Almedica creates a substantial risk that the proceeds or price per share that will be derived from such registration will be reduced or that the number of shares to be registered at the insistence of Almedica, plus the number of shares of Common Stock sought to be registered by the Company and any other stockholders of the Company is too large a number to be reasonably sold, then, in such event, the number of shares sought to be registered for the stockholders of the Company shall be reduced, pro rata in proportion to the number of shares sought to be registered to the number of shares recommended be sold by the managing underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. With respect to any excluded or withdrawn Registrable Securities and any Registrable Securities not covered by Almedica's request for inclusion in such registration statement, Almedica shall remain entitled to receive additional notices pursuant to this Section 1(c) until all Registrable Securities have been included in a registration statement either pursuant to Section 1(b) or 1(c) of this Agreement. Once effective, the Company shall use commercially reasonable efforts to keep such registration statement continuously effective under the Securities Act during the Registration Period.


         2. Terms and Conditions of Registration. Except as otherwise provided herein, in connection with any registration statement filed pursuant to Section 1 above, the following provisions shall apply:


                           (a) In connection with a registration statement filed
pursuant to Section 1(c) above, the Company will enter into an underwriting agreement with the underwriters for such offering, such agreement to be reasonably satisfactory in form and substance to the Company, Almedica and the underwriters, and to contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in such agreements used by the managing underwriter, including, without limitation, restrictions of sales of Class A Common Stock or other securities by the Company as may be reasonably agreed to between the Company and such underwriters. Almedica shall be a party to any underwriting agreement relating to an underwritten sale of the Registrable Securities and may, at Almedica's option, require that any or all of the representations, warranties and covenants of the Company to or for the benefit of such underwriters, shall also be made to and for the benefit of Almedica. All representations and warranties of Almedica shall be made to or for the benefit of the Company.


                           (b) The Company  shall  provide a transfer  agent and
registrar (which may be the same entity) for the Registrable Securities, not later than the effective date of such registration.


                           (c) All expenses in connection  with the  preparation
and filing of such registration statement shall be borne solely by the Company, except for any transfer taxes payable with respect to the disposition of such Registrable Securities, and any underwriting discounts and selling commissions applicable solely to such sales of Registrable Securities, which shall be paid by Almedica.


                           (d) Following the effective date of such registration
statement, the Company shall, upon the request of Almedica, forthwith supply such number of prospectuses (including exhibits thereof and preliminary prospectuses and amendments and supplements thereto) meeting the requirements of the Securities Act and such other documents as are referred to in the prospectus as shall be reasonably requested by Almedica to permit Almedica to make a public distribution of the Registrable Securities.


                           (e) The Company shall prepare, if necessary, and file
such amendments and supplements to such registration statement, as may be necessary to keep such registration statement effective, subject to applicable laws, rules and orders, during the Registration Period.


                           (f) The  Company  shall use  commercially  reasonable
efforts to register the Registrable Securities covered by such registration statement under such securities or Blue Sky laws in addition to those in which the Company would otherwise sell shares, as Almedica reasonably requests, except that neither the Company nor Almedica shall for any such purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified. The filing fees incurred in connection with such registration shall be borne by the Company.


                           (g) Almedica shall  cooperate  fully with the Company
and provide the Company with all information reasonably requested by the Company for inclusion in the registration statement or as necessary to comply with the Securities Act.


                           (h) The Company  shall notify  Almedica,  at any time
after effectiveness when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of circumstances then existing (and upon receipt of such notice and until a supplemented or amended prospectus as set forth below is available, Almedica shall not offer or sell any securities covered by such registration statement and shall return all copies of such prospectus to the Company if requested to do so by it), and at the request of Almedica prepare and furnish Almedica promptly a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances than existing.


                           (i) The  Company  will  use  commercially  reasonable
efforts to comply with the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended, to the extent it shall be required to do so pursuant to such sections, and at all times while so required shall use commercially reasonable efforts to comply with all other public information reporting requirements of U.S. Securities and Exchange Commission (the "Commission") Rule 144 promulgated by the Commission under the Securities Act from time to time in effect to provide Almedica with the availability of an exemption from the Securities Act for the sale of any of the Company's common stock held by Almedica. The Company will also cooperate with Almedica in supplying such information and documentation as may be necessary for Almedica to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Company common stock held by Almedica.


                           (j) In the event of any registration pursuant to this
Agreement, the Company agrees to indemnify and hold harmless, to the extent permitted by law, Almedica and each person who controls Almedica (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses to which Almedica or such controlling person may become subject under the Securities Act which are caused by any untrue or alleged untrue statement of material fact contained in the registration statement, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished to the Company by or on behalf of Almedica or such controlling person for use therein.


         3.       Miscellaneous.

                  (a) Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent of Almedica to such amendment, action or omission to act.

                  (b) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, but not transferees of the Registrable Securities who are then present or former employees of Almedica or any entity that is then or was a subsidiary of Almedica.

                  (c) Notices. All notices and other communications provided for in this Agreement will be in writing and will be either personally delivered, mailed by first class mail (postage prepaid) or sent by reputable overnight courier service (delivery charges prepaid) to any party at the address specified below, or at such other address or to such other person as provided by prior written notice:


                           If to the Company:

                           Base Ten Systems, Inc.
                           One Electronics Drive
                           Trenton, New Jersey
                           Attention:  President
                           Facsimile Number:  (609) 586-3677

                           With a copy to:

                           Pitney, Hardin, Kipp & Szuch
                           200 Campus Drive
                           P.O. Box 1945
                           Morristown, New Jersey  07962-1945
                           Attention:  Joseph Lunin
                           Facsimile Number:  (973) 966-1550


                           If to Almedica:

                           Almedica International Inc.
                           75 Commerce Drive
                           Allendale, New Jersey  07401
                           Attention:  President
                           Facsimile Number:  (201) 995-0728

                           With a copy to:

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           919 Third Avenue
                           New York, New York  10022
                           Attention:  Richard T. Prins
                           Facsimile Number:  (212) 451-7519

Any such notice will be deemed to have been given when delivered personally, on the third business day after deposit in the U.S. mail or on the business day after deposit with a reputable overnight courier service, as the case may be.

                  (d) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  (e) Severability. If any provision of this Agreement is held to be invalid for any reason whatsoever, then such provision will be deemed severable from the remaining provisions of this Agreement and will in no way affect the validity or enforceability of any other provision of this Agreement.

                  (f) Counterparts. The parties to this Agreement may execute this Agreement in separate counterparts (no one of which need contain the signatures of all parties), each of which will be an original and all of which together will constitute one and the same instrument.

                  (g) Governing Law. This Agreement will be governed by and construed in accordance with the domestic laws of the State of New Jersey, without giving effect to any choice of law or conflict rule of any jurisdiction that would cause the laws of any other jurisdiction to be applied. In furtherance of the foregoing, the internal law of the State of New Jersey will control the interpretation and construction of this Agreement, even if under any choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

                  (h) Jurisdiction. Each of the parties hereby (i) irrevocably submits to the jurisdiction of the state courts of, and the federal courts located in, the State of New Jersey in any action or proceeding arising out of or relating to, this Agreement, (ii) waives, and agrees to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court.

                  (i) Merger and Integration. Except as otherwise provided in this Agreement, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, whether written or oral, are superseded by this Agreement.

                  IN  WITNESS  WHEREOF,   the  undersigned  have  executed  this
Registration Rights Agreement as of the date first written above.


                          BASE TEN SYSTEMS, INC.


                                   WILLIAM F. HACKETT
                          By:      _______________________________
                                   William F. Hackett
                                   Senior Vice President


                          ALMEDICA INTERNATIONAL INC.


                                   CLARK L. BULLOCK
                          By:      _______________________________
                                   Clark L. Bullock
                                   Chairman of the Board